Supplement Dated August 4, 2015
To The Prospectus & Statement of Additional Information
Dated February 27, 2015, as Supplemented

Curian Series Trust

Effective July 31, 2015, Curian Capital, LLC ("Curian"), the investment advisor of each of Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund, and Curian/WMC International Equity Fund (each, a "Fund" and collectively, the "Funds") announced that it had decided to stop accepting new accounts under its separately managed account program (the "Curian Program") effective July 31, 2015.  The Funds are investment options within the Curian Program, and all of the shareholders of the Funds are accountholders in the Curian Program. Curian will continue to actively manage existing accounts within the Curian Program into 2016 to allow financial professionals and clients sufficient time to plan for the transition of accounts.  Curian expects to exit the asset management business around the end of the first quarter 2016.

In connection with these developments, effective immediately, the Funds' Prospectus is amended as follows:

The following sentence is added after the first sentence of the second paragraph of the section entitled "Management of the Trust—Investment Adviser" on page 35 of the Funds' Prospectus:

Curian will continue to serve as investment adviser and administrator to the Trust and will work with the Board of Trustees of the Funds to consider actions that may be appropriate in light of its anticipated exit from the asset management business around the end of the first quarter 2016.

The following risk disclosure is added to the sections entitled "Principal Risks of Investing in the Fund" on pages 3, 8, and 13 of the Prospectus:

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Redemption Risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs.

In the section "Additional Information About Each Fund," "Redemption Risk" is added to the list of risks on pages 17, 20, and 22 in the sub-sections entitled "Principal Risks of Investing in the Fund."

In addition, the following risk disclosure is added to the section entitled "Glossary of Risks" on page 33 of the Prospectus:

Redemption Risk – Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in a Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs.  Should a Fund experience large redemptions of its shares by existing investors, it may be required to dispose of its assets at disadvantageous prices and the shareholders remaining in the Fund could lose money.

Each Fund may impose additional limitations on sales of its shares at any time and may amend, waive, or eliminate its restriction on investments at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

This Supplement is dated August 4, 2015.

(To be used with Curian Series Trust Prospectus and SAI.)
IIS7279 08/15